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                                                   [SHIP LOGO VANGUARD/(R)/]









Vanguard Funds



Supplement to the Statement of Additional Information


New Treasurer Elected

The board of trustees of the Vanguard funds has elected Kathryn J. Hyatt as Treasurer of each of the investment companies served by Vanguard, effective November 30, 2008. Ms. Hyatt has been with Vanguard as Principal since 1984.


Thomas J. Higgins, Treasurer of each of the investment companies served by Vanguard (1998-2008) and Principal of Vanguard, will continue as Chief Financial Officer of each of the investment companies served by Vanguard.


































(C)2008 The Vanguard Group, Inc. All rights reserved.           SAITRE 112008
Vanguard Marketing Corporation, Distributor.

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